EXHIBIT 10.14
                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into this __ day of October, 1998, by and among CREATIVE MEDICAL DEVELOPMENT, INC., a Delaware corporation ("CMDI"), and WILLIAM B. COOK (the "Note Holder").

                                    RECITALS

     WHEREAS, CMDI is issuing to the Note Holder a Secured Convertible Subordinated Note ("Note") and desires to grant to the Note Holder certain registration rights for CMDI's Common Stock which may be issued upon conversion of the Note. The Note is being issued to the Note Holder pursuant to an Agreement (the "Agreement") and Affidavit and Agreement of Prospective Investor ("Affidavit"), between CMDI and the Note Holder.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises set forth herein, the agreements herein expressed, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1    Registration Rights. CMDI covenants and agrees as follows:

     1.1 Definitions. For purposes of this Section 1:

     (a) The term "register", "registered,"and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document.

     (b) The term "Registrable Securities" means CMDI Common Stock to be issued upon conversion of the shares of the Note, and any other shares of CMDI Common Stock issued solely in respect of such Note (because of conversion rights under the Series 13 Preferred Stock, stock splits, stock dividends, reclassifications, recapitalizations or similar events).

     (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that upon issuance would be, Registrable Securities.

     (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities, and each of such party's respective successors and assigns who has delivered to CMDI a signed counterpart of this Agreement.


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EXHIBIT 10.14

     1.2 Company Registration. If (but without any obligation to do so) CMDI proposes to register any of its Common Stock under the Act in connection with a public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration for the issuance of securities in the acquisition of another entity or its assets, or for any other limited purpose), CMDI shall give the Holder written notice (the "Notice") of such registration at least 45 days prior to the effectiveness of the registration statement covering the Common Stock being offered. Upon the written request of the Holder given to CMDI within twenty (20) days after the mailing of such Notice by CMDI, CMDI shall, subject to the provisions of Section 1.6 hereof, use its best efforts to cause to be registered under the Act all of the Registrable Securities that such Holder has requested to be registered. The Holder's rights under this Section 1.2 may be exercised an unlimited number of times.

     1.3 Obligations of CMDI. Whenever required under this Section 1 to effect the registration of any Registrable Securities, CMDI shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the United States Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep the registration statement effective for the period stated in Section 1.3(a) above, and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as he may reasonably request in order to facilitate the public sale or other disposition of Registrable Securities owned by him.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that CMDI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement.



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EXHIBIT 10.14

     (f) Notify the Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

     (g) Promptly notify the Holder of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement (or the initiation of any formal proceeding for that purpose) or of the receipt by CMDI of any notification with respect to suspension of the qualification of Registrable Securities for sale in any jurisdiction (or the initiation of any formal proceeding for that purpose) or of the receipt by CMDI of any notification with respect to the suspension of the qualification of Registrable Securities for sale in any jurisdiction (or the initiation of any formal proceeding for that purpose). CMDI shall make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement hereunder or any post-effective amendment thereto at the earliest practicable date.

     1.4 Furnish Information. It shall be a condition precedent to the obligations of CMDI to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder, that such Holder shall furnish to CMDI such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities and to execute such documents in connection with such registration as CMDI may reasonably request.

     1.5 Expenses of Company Registration. All expenses (other than underwriting discounts, commissions and stock transfer taxes relating to Registrable
Securities, and any fees and expenses of special counsel for the selling shareholders in the registration, which expenses shall be borne by the selling shareholders in proportion to the number of shares sold by each selling Holder or as shall otherwise be agreed to by such selling Holders) incurred in connection with registrations, filings or qualifications pursuant to this
Section 1, including without limitation all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for CMDI, shall be borne by CMDI.

     1.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of capital stock being issued by CMDI, CMDI shall not be required under this Section 1 to include any of the Holder's securities in such underwriting unless the Holder agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting agreement approved by CMDI and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by CMDI. If the managing underwriter of the offering shall advise CMDI that inclusion in the registration statement of the Registrable Securities would, in such managing underwriter's opinion, interfere with CMDI's proposed distribution of its Common



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EXHIBIT 10.14

Stock or other securities which are not owned by the Holder, then the underwriters may exclude all or a portion of the Registrable Securities so requested to be included in such registration.

     1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

     (a) To the extent permitted by law, CMDI will indemnify and hold harmless the Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, but excluding any untrue statement or alleged untrue statement in any preliminary prospectus which is cured by a later amendment or supplement thereto, or in the final prospectus related thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and CMDI will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of CMDI (which consent shall not be unreasonably withheld), nor shall CMDI be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

     (b) To the extent permitted by law, Holder will indemnify and hold harmless CMDI, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls CMDI within the meaning of the Act, each agent and any underwriter and any officer, director, or controlling person of any such underwriter against any losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder or its agents expressly or used in connection with such registration; and Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity


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EXHIBIT 10.14

agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall any indemnity under this subsection 1.8(b) exceed the gross proceeds from the offering received by Holder.

     (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8. No indemnifying party, in the defense of any claim or litigation shall, except with the consent of each indemnified party, consent to the entry of judgment or enter into any settlement which does not include as an unconditional term thereof a release from all liability with respect to such claim or litigation.

     (d) The obligations of CMDI and Holder under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of CMDI to the public without registration, CMDI agrees to do the following:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

     (b) file with the SEC in a timely manner all reports and other documents required of CMDI under the Act and the 1934 Act; and




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EXHIBIT 10.14

         (c) furnish to Holder forthwith upon request, so long as the Holder owns any Registrable Securities, (i) a written statement by CMDI that it has complied with the reporting requirements of SEC Rule 144, (ii) a copy of the most recent annual or quarterly report of CMDI and such other reports and documents filed by CMDI with the SEC, and (iii) such other information as may be reasonably requested in availing Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

     1.10 "Market Stand-Off' Agreement. Holder hereby agrees that, during the period specified by CMDI and an underwriter of common stock or other securities of CMDI (such period not to exceed 180 days), from the 14-day period preceding or the period following the effective date of a registration statement of CMDI filed under the Act, it shall not, to the extent reasonably requested by CMDI and such underwriter, directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of CMDI held by it at any time during such period except common stock included in such registration. In order to enforce the foregoing covenant, CMDI may impose stop-transfer instructions with respect to the Registrable Securities of Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The restrictions set forth above shall not apply to registration statements relating solely to the issuance of securities to participants in a CMDI stock plan or a registration for the issuance of securities in the acquisition of another entity or its assets.

     1.11 Assignment of Registration Rights. The right to cause CMI)I to register Registrable Securities pursuant to this Section 1 may be assigned to any permitted transferee of the Note or Registrable Securities.

     1.12 Other Registration Rights. CMDI shall not grant to any party any rights, which are pari passu or superior to the rights contained in this Agreement, to require CMDI to register any equity securities of CMDI or any securities convertible or exchangeable into or exercisable for equity securities of CMDI, without the written consent of Holder and the other holders of the same series of notes issued to Holder representing in the aggregate more than fifty percent (50%) of the Registrable Securities then outstanding.

2. Term. CMDI's obligations to register the Registrable Securities in accordance with the terms and conditions of this Agreement shall terminate twenty (20) years from the date of this Agreement unless extended by mutual agreement of CMDI and the Holder.

3.      Miscellaneous.

     3.1 Successors and Assigns. Subject to Section 1.11 hereof the terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns (including without limitation the administrators, executors, representatives, heirs, legatees and devisees of the Note Holders), and any reference to such a party hereto shall also be a reference to permitted successors or assigns. Nothing in this Agreement, express or implied, is intended to confer upon any

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EXHIBIT 10.14

party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No assignment or transfer by CMDI or the Note Holder of their respective rights and obligations hereunder shall be made, except to the limited extent permitted by Section 1.11 hereof. Notwithstanding the foregoing, this Agreement shall be binding, in accordance with its terms, upon any successor of CMDI, by virtue of a merger, consolidation, sale of assets or otherwise, of CMDI.

     3.2 Governing Law. The laws of the State of Oregon (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties.

     3.3 Notices. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States registered or certified mail, postage prepaid, or sent by prepaid overnight courier or confirmed telecopier, addressed as follows:

         If to CMDI:

                  Creative Medical Development, Inc.
                  975 SE Sandy Blvd.
                  Portland, OR 97214
                  Telecopier Number (503) 230-9002
                  Attention:  William B. Cook

         With a copy to:

                  Mark R. Wada, Esq.
                  Farleigh, Wada & Witt, P.C.
                  121 S.W. Morrison, Suite 600
                  Portland, Oregon 97204
                  Telecopier Number: (503) 228-1741

         If to the Note Holder:

                  William B. Cook
                  1413 Loniker Drive
                  Raleigh, NC 27615

Such communications shall be effective when they are received by the addressee thereof. Any party may change its address or telecopier number for such communications by giving notice thereof to the other parties in conformity with this Section.

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EXHIBIT 10.14

     3.4 Severability. If any provisions of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired, or invalidated.

     3.5 Amendments and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by CMDI and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3.5 shall be binding on Holder at the time outstanding, each future Holder of such Registrable Securities, and CMDI. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

     3.6   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above.

CMDI:                                              NOTE HOLDER:

CREATIVE MEDICAL DEVELOPMENT, INC.

By: /s/ M. Charles Van Rossen                       /s/ William E. Cook
   --------------------------------------          -----------------------------
Title: Vice President-Finance & Treasurer          William E. Cook
      -----------------------------------          -----------------------------


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